UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2010

Qlik Technologies Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Lars Björk, President and CEO of Qlik Technologies Inc. gave an interview to Gregg Greenberg, Staff Reporter, TheStreet.com, a portion of which was made available online in a video clip published on September 18, 2010 on www.thestreet.com. A transcript of this portion is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The transcript of the interview contains forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, the introduction of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “prediction,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “estimate,” “potential,” “may”, “will,” “might,” “could,” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in our business; our ability to attract new customers and retain existing customers; our ability to effectively sell, service and support our products; our ability to manage our international operations; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to manage growth; our ability to attract and retain key personnel; the scope and validity of intellectual property rights applicable to our products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in the transcript represent QlikTech’s views as of the date of the interview. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of the interview.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Transcript of Interview

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ WILLIAM G. SORENSON

Name:	William G. Sorenson
Title:	Chief Financial Officer, Secretary and Treasurer

Dated: September 28, 2010